Exhibit 10.1

WAIVER

This WAIVER (the “Waiver”) is made and entered into as of June 22, 2009 with respect that certain SUPPORT AGREEMENT (the “Agreement”) by and among DBSD North America, Inc., a Delaware corporation (formerly known as ICO North America, Inc., “DBSD”); the ICO Parties (as defined in the Agreement) and each of the undersigned holders (the “Participating Holders”).   Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.
RECITALS

WHEREAS, Section 7(b)(viii)(E) and (F) of the Agreement establishes deadlines for certain actions to be taken in connection with the Chapter 11 Cases;

WHEREAS, DBSD has requested that the Participating Holders grant a limited waiver and extension with respect to certain of those deadlines;

WHEREAS, pursuant to the terms of the Agreement, DBSD and the Participating Holders may agree to extend those deadlines; and

WHEREAS, the Participating Holders are permitted, and desire, to waive and extend the deadlines for certain actions on the terms and subject to the conditions set forth in this Waiver.

NOW THEREFORE, the Participating Holders and DBSD hereby agree as follows:

1.	Waiver and Extension.

Pursuant to Section 7(a) of the Agreement, each of the Participating Holders hereby (a) waives the failure by DBSD to comply with the deadlines set forth in Section 7(b)(viii)(E) and (F), and (b) extends the deadlines set forth in Section 7(b)(viii)(E) and (F) by an additional fifteen (15) days to sixty-five (65) days after the Petition Date in the case of Section 7(b)(viii)(E) and one hundred and five (105) days after the Petition Date in the case of Section 7(b)(viii)(F).  Any further waiver or extension of such deadlines as extended by this Waiver shall require a separate written waiver from the Participating Holders.

2.	Conflict.

To the extent there is a conflict between the terms and provisions of this Waiver and the Agreement, the terms and provisions of the Waiver will govern.  Except as expressly modified by this Waiver, the Agreement shall remain unmodified and in full force and effect.

3.	Limited Waiver.

This Waiver shall be limited as written and nothing herein shall be deemed to constitute a waiver of or forbearance with respect to any other term, provision or condition of the Agreement in any other instance than as set forth herein or prejudice any right or remedy that Participating Holders may have or may in the future have under the Agreement or otherwise.

4.	Counterparts.

This Waiver may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Waiver.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Waiver to be executed and delivered by its duly authorized representative as of the date first above written.
DBSD NORTH AMERICA, INC.

By:           /s/ Michael P. Corkery
Name:      Michael P. Corkery
Title:        Acting Chief Executive Officer, Executive Vice President & Chief Financial Officer

GOLDENTREE ASSET MANAGEMENT, LP, as investment manager on behalf of its managed funds

By:           /s/ Adam Tuckman
Name:      Adam Tuckman
Title:        Authorized Representative

GOLDMAN, SACHS & CO.
By:           /s/ Buckley Ratchford
Name:      Buckley Ratchford
Title:        Authorized Representative

HIGHLAND CREDIT OPPORTUNITIES
CDO LTD.

By:           /s/ Jason Post
Name:      Jason Post
Title:        Authorized Representative
 Operations Director

HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

By:           /s/ Jason Post
Name:      Jason Post
Title:        Authorized Representative
 Operations Director

HIGHLAND CREDIT STRATEGIES HOLDING CORPORATION
By:           /s/ Jason Post
Name:      Jason Post
Title:        Authorized Representative
 Operations Director

HIGHLAND RESTORATION CAPITAL PARTNERS, L.P.

By:           /s/ Jason Post
Name:      Jason Post
Title:        Authorized Representative
 Operations Director

GORDEL HOLDINGS LIMITED
By: OZ Management LP, its Investment Manager
By: Och-Ziff Holding Corporation, its General Partner

By:           /s/ Joel Frank
Name:      Joel Frank
Title:        Chief Financial Officer

GOLDMAN SACHS & CO. PROFIT SHARING MASTER TRUST
By: OZ Management LP, its Investment Manager
By: Och-Ziff Holding Corporation, its General Partner

By:           /s/ Joel Frank
Name:      Joel Frank
Title:        Chief Financial Officer

OZ GLOBAL SPECIAL INVESTMENTS MASTER FUND, L.P.
By: OZ Advisors II LP, its General Partner
By: Och-Ziff Holding LLC, its General Partner

By:           /s/ Joel Frank
Name:      Joel Frank
Title:        Chief Financial Officer

OZ MASTER FUND, LTD.
By: OZ Management LP, its Investment Manager
By: Och-Ziff Holding Corporation, its General Partner

By:           /s/ Joel Frank
Name:      Joel Frank
Title:        Chief Financial Officer

PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED

By:           /s/ Ragan R. Joshi
Name:      Ragan R. Joshi
Title:        Authorized Representative

THE RAPTOR GLOBAL PORTFOLIO LTD.

By:           /s/ Patrick Dennis
Name:      Patrick Dennis
Title:        Authorized Representative

THE ALTAR ROCK FUND L.P.

By:           /s/ Patrick Dennis
Name:      Patrick Dennis
Title:        Authorized Representative